Exhibit 10.3

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into this 7th day of November, 2017, by and among the Original Ventures, Inc., a California corporation (“Seller”) and EM Energy Inc., a Nevada corporation (hereinafter referred to as “EME” or the “Buyer”), as follows:

Premises

A.       Seller owns G4 Products, LLC, a Nevada limited liability company (the “Company”).

B.       The Company owns the DeBudder Bucket Lid (the “DeBudder Lid”) and all associated intellectual property, including Provisional Patent Application No. 62502422, associated trade secrets, trademarks, and modifications thereto (the “Intellectual Property”).

C.       The Buyer wishes to acquire certain rights to the DeBudder Lid and Intellectual Property via acquisition of the Company;

D.       Seller is willing to sell a controlling interest in the Company, as long as Seller receives an exclusive license to sell the DeBudder Lid in the United States; and

E.        Buyer desires to acquire, and Seller desires to sell, a controlling interest in the Company upon the terms and conditions set forth herein.

Agreement

BASED, upon the foregoing premises, which are incorporated herein by this reference, and for and in consideration of the mutual promises and covenants hereinafter set forth, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, it is agreed as follows:

ARTICLE I
PURCHASE AND SALE

1.01        Purchase and Sale of Membership Units. Buyer agrees to purchase from Seller and Seller agree to sell to Buyer five thousand one hundred (5,100) membership units of the Company (“Units”), equivalent to a 51% membership interest in the Company, for a purchase price of one hundred seventy-five thousand dollars ($175,000) (the “Purchase Price”), payable as follows:

(1)	$50,000 cash, previously paid to Seller (defined in Section 2.13 as the Deposit).

(2)	$125,000, payable as 500,000 shares of EME common stock, par value $0.001 (“EME Stock”) at discounted price of $0.25 per share (the “Initial Shares”).

Except as otherwise set forth herein, all of the Initial Shares shall be subject to the Lock-up/Leak-out Agreement attached hereto as Exhibit B.

1.02        Earn-out. Seller will be entitled to earn-out compensation based upon the financial results of the Company for calendar years 2018, 2019 and 2020 as follows:

(a)          Earn-Out for 2018. The amount of the Seller’s earn-out for the 2018 calendar year shall be the Company’s 2018 sales revenue for the DeBudder Lid, multiplied by fifty-one percent (51%), less the Purchase Price (the “2018 Earn-Out Payment”). For example, if the 2018 sales of the DeBudder Lid equal $1,000,000, then the 2018 Earn-Out Payment would equal $845,000 ($2,000,000 Sales x 51% - $175,000 Purchase Price). The 2018 Earn-Out Payment shall be paid in shares of EME common stock on or before March 15, 2019 based upon the average closing price of EME Stock during the ten (10) trading days prior to authorization of such issuance by EME.

(b)          Earn-Out for 2019. The amount of the Seller’s earn-out for the 2019 calendar year shall be the Company’s 2019 sales revenue for the DeBudder Lid, multiplied by fifty-one percent (51%), less the Purchase Price and any previously earned earn-outs (the “2019 Earn-Out Payment”). For example, if the 2019 sales of the DeBudder Lid equal $4,000,000 and the 2018 Earn-Out was $845,000, then the 2019 Earn-Out Payment would equal $1,020,000 ($4,000,000 Sales x 51% - $175,000 Purchase Price — $845,000 2018 Earn-Out). The 2019 Earn-Out Payment shall be paid in shares of EME common stock on or before March 15, 2020 based upon the average closing price of EME Stock during the ten (10) trading days prior to authorization of such issuance by EME.

(c)           Earn-Out for 2020. The amount of the Seller’s earn-out for the 2020 calendar year shall be the Company’s 2020 sales revenue for the DeBudder Lid, multiplied by fifty-one percent (51%), less the Purchase Price and any previously earned earn-outs (the “2020 Earn-Out Payment”). For example, if the 2020 sales of the DeBudder Lid equal $5,000,000, the 2018 Earn-Out was $895,000 and 2019 Earn-Out was 1,020,000, then the 2020 Earn-Out Payment would equal $510,000 ($5,000,000 Sales x 51% - $175,000 Purchase Price — $845,000 2018 Earn-Out - $1,020,000 2019 Earn-Out). The 2020 Earn-Out Payment shall be paid in shares of EME common stock on or before March 15, 2021 based upon the average closing price of EME Stock during the ten (10) trading days prior to authorization of such issuance by EME.

(d)           Earn-Out for Patent Approval. Seller shall be entitled to an additional earn-out payment of Hundred Thousand ($100,000) Dollars in EME Stock, upon the United States Patent and Trademark Office’s issuance of a non-provisional patent for the DeBudder Lid based upon Provisional Patent Application No. 62502422 (the “Patent”) within 42 months after Closing (the “Patent Earn-Out Payment”). The Patent Earn-Out Payment shall be made within 120 days after issuance of the Patent and shall be payable in EME Stock based upon the average closing price of EME Stock during the ten (10) trading days prior to authorization of such share issuance by EME.

1.03         Lock-up/Leak-out Agreement. All EME Stock issued to the Seller pursuant to this Agreement will be restricted stock and subject to a lock-up/leak-out agreement in the form attached hereto as Exhibit B (the “Lock-up/Leak-out Agreement”). Specifically, the Lock-up/Leak-out Agreement includes the following terms:

(1)	No sales of the Initial Shares within the first twelve (12) months;

(2)	After twelve (12) months, a maximum of five percent (5%) the Initial Shares may be sold each month;

(3)	No sales of any Earn-Out Shares within the first six (6) months of issuance;

(4)	After six (6) months, a maximum of five percent (5%) of any issued Earn-Out Shares may be sold each month.

(5)	On any single trading day, Seller limited to sell no more than the greater of (i) 2,500 shares of EME Stock, or (ii) five percent (5%) of the daily volume of EME Stock on such trading day; and

(6)	All sales will be made at no less than the best “asked” prices, and no sales will be made at the “bid” prices, unless the price per share of such sale exceeds the previous trading day’s closing price.

1.04           Assignment of Intellectual Property. On or before Closing, the Intellectual Property will be assigned to the Company, to the satisfaction of the Buyer.

1.05             Buyer’s Due Diligence. Buyer shall have 10 days from the Effective Date, (such period being the “Due Diligence Period”) to inspect the books and records of the Company, review economic data, inspect and analyze the Company’s intellectual property, and to otherwise conduct such due diligence review of the Company as Buyer deems appropriate. In the event that Buyer provides Seller with written notification of objection (the “Notice of Objection”) within the Due Diligence Period, then this Agreement will terminate. If Buyer fails to provide Seller with the Notice of Objection within the Due Diligence Period, then the Parties will proceed to Closing as set forth below.

1.06             Closing. The purchase and sale of the shares contemplated herein shall take place at a closing (the “Closing”), to be held on or before November 17, 2017 in San Jose, California upon the completion of Buyer’s due diligence, or at such earlier date and location as shall be determined by the Buyer and the Seller.

1.07             Closing Conditions. The following are the deliverables at Closing:

(1)	The Seller shall deliver to the Buyer a written assignment of fifty-one percent (51%) membership interest in the Company and the Company shall transfer to Buyer 5,100 of Seller’s membership units in the Company;

(2)	The Buyer shall deliver to Seller certificates of 500,000 shares of EME restricted common stock;

(3)	Each Seller shall deliver to Buyer signed Lock-up/Leak-out Agreements in the form attached hereto as Exhibit B;

(4)	Seller shall have caused the Intellectual Property to be assigned to the Company, to the satisfaction of the Buyer.

(5)	Seller shall have caused cause its manufacturer of DeBudder Lids to become the Company’s manufacturer for the DeBudder Lids.

(6)	Buyer and Seller shall execute all other form exhibits to this Agreement.

1.08             Closing Representations. All representations, covenants and warranties of the Buyer and Seller contained in this Agreement shall be true and correct on and as of the Closing date with the same effect as though the same had been made on and as of such date.

1.09            Post-Closing Obligations. At and at any time after the Closing, the parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

ARTICLE II
ADDITIONAL TERMS & CONDITIONS

2.01             Manufacturing of Products. Seller will cause its manufacturer of DeBudder Lids to become the manufacturer of the Company’s DeBudder Lids prior to Closing. Upon Closing, the Company will manufacture, or have manufactured, the DeBudder Lids for sale exclusively to Buyer (for international sales) and Seller (for U.S. sales), and the Seller shall cease any manufacturing of the DeBudder Lids. The parties agree and acknowledge that the Company shall have the right to manufacture DeBudder Bucket Lids which fit on various bucket sizes for international distribution and that such alternate size DeBudder Bucket Lids shall be included within the definition of “DeBudder Lid” herein.

2.02             Exclusive Distribution Agreements. Upon Closing, the Company will sign exclusive licensing agreements with (i) Seller for the sale of DeBudder Lids within the United States and (ii) Buyer for the sale of Debudder Lids worldwide, excluding the United States. Each party may sell to master distributors, distributors, wholesalers, retailers and the public, within the scope of their license agreements. The Buyer and Seller agree upon the form of master distribution agreements set forth in Exhibit C and Exhibit D, attached hereto.

2.03             Branding License. Seller shall grant the Company a non-exclusive right to use the Seller’s “Original 420 Brand”, associated trademarks and logos in conjunction with the manufacturing and sale of the DeBudder Lids for a 20-year term.

2.04            Contingent Royalty. Buyer shall pay to Seller in cash, as a contingent royalty for use of “Original 420 Brand” and other good and valuable consideration, the amount in which the quarterly unit sales of DeBudder Lids from the Company to Seller (U.S. Sales) multiplied by $6, exceeds the total amount allocable to Owner during such quarter based upon Owner’s 49% ownership of the Company, if any.

2.05            Patent Funding. At Closing, Buyer will fund non-provisional patent applications with the USPTO and a PCT application. These patent applications will be processed by Lapple Ubell IP Law, LLP. Additional U.S. and international patent applications may be funded by the Company or Buyer at their sole discretion.

2.06            Company Distributions. Buyer and Seller agree that the Company shall make quarterly distributions of net proceeds from the sale of DeBudder Lids to the Company’s shareholders, unless two- thirds (2/3) of such shareholder’s consent in writing to withhold distributions for a specific time-period. Distributions of net proceeds may be made more frequently than quarterly without shareholder consent.

2.07            Right of First Refusal of Seller. For a period of five (5) years, before EME may sell any ownership interest in the Company to a third party (other than an affiliated company), EME shall first offer the such ownership interest to Seller on the same terms and conditions as are offered by the third party. Seller shall have 45 days during which to accept said offer. If Seller do not accept said offer within said period, EME shall be free to accept the third-party offer. If EME does not enter into an agreement with the third party on said terms and conditions and close the transaction within 90 days, EME’s right to sell such ownership interest to the third party shall expire and the procedure described in this Section shall again be applicable.

2.08            Right of First Refusal of Buyer. For a period of five (5) years, before any Seller or the Company may sell any ownership interest in the Company to a third party (other than an affiliated company), or otherwise dilute the ownership of EME to fifty percent (50%) or less of the Company, the Seller or Company (as applicable) shall first offer the such ownership interest to EME on the same terms and conditions as are offered by the third party. EME shall have 45 days during which to accept said offer. If EME does not accept said offer within said period, the Seller or Company (as applicable) shall be free to accept the third-party offer. If the Seller or Company (as applicable) does not enter into an agreement with the third party on said terms and conditions and close the transaction within 90 days, the Seller’s or Company’s (as applicable) right to sell such ownership interest to the third party shall expire and the procedure described in this Section shall again be applicable.

2.09            Good Faith; Change of Control. Buyer and Seller agree to proceed in good faith with the spirit and intent of this Agreement and exhibits. In the event that there is a change of control of the Buyer, then the Buyer must re-affirm its commitment to the Company and to the international sales of the DeBudder Lids within 90 days of such change of control. If Buyer materially fails to act in good faith or to re-affirm its commitment after a change of control of EME, then Seller will have the right to re-acquire the Intellectual Property in exchange for (i) the return of any deposits or advancements made to Seller, (ii) return of all EME common stock distributed to Seller as part of the Purchase Price and Earn-Outs; and (iii) Seller’s waiver of any earn-out amounts earned. Should any shares of EME not be returnable because they were previously sold by Seller, then Seller shall return in cash, the dollar value attributable to such shares at issuance.

2.10            Periodic Financial Statements and Audit Cooperation. For so long as the Company is consolidated with Buyer for financial statement purposes, and thereafter to the extent necessary for the purpose of preparing financial statements or completing a financial statement audit, the Company and the Seller shall use their reasonable best efforts to provide to Buyer or to Buyer’s Auditor such information as is reasonably needed to complete the preparation of financial statements or the completion of an audit or review of Buyer’s annual and quarterly financial statements in a timely manner to enable Buyer to meet its timetable for the preparing, filing and public dissemination of Buyer’s financial statements.

2.11            Annual Budget; Semi-Annual Review. For so long as the Company is consolidated with Buyer for financial statement purposes, and thereafter to the extent the Company is indebted to Buyer, the Company and Buyer shall use their reasonable best efforts to provide to Buyer with a detailed annual business plan and budget. On or before July 15th of each calendar year, the Company and the Seller shall use their reasonable best efforts to update and updated 6-month budget for the Company.

2.12            Initial Deposit. EME has already provided Seller with a good faith deposit in the amount of Fifty Thousand ($50,000) Dollars (the “Deposit”) so that Seller could procure an additional 5,000 DeBudder Lids. In the event that the Company has less than 5,000 DeBudder Lids in inventory at Closing, then the Seller shall be responsible for the cost of bringing the Company’s inventory of Lids to 5,000 units. In the event that a Closing does not occur, the Deposit shall be repaid to Buyer within 3 months after a written request for return of the Deposit from Buyer. In the event, repayment is not made within such three-month period, then Seller may seek reimbursement through its security interest in the proceeds from the sales of DeBudder Lids by Seller and the Company.

ARTICLE III
REPRESENTATIONS, COVENANTS, AND WARRANTIES
OF THE BUYER

As an inducement to, and to obtain the reliance of the Seller in connection with the issuance of EME Stock, Buyer represents and warrants as follows:

3.01        Private Offering. The offer, offer for sale, and sale of the shares of EME Stock have not been and will not be registered with the SEC. The shares of EME Stock shall be offered for sale and sold pursuant to the exemptions from the registration requirements of Section 5 of the Securities Act, as amended, and as such, will be deemed “restricted securities” limiting the shares ability to be resold.

3.02        Approval of Agreement. Buyer has full corporate power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated including the issuance of the shares of the EME Stock. The board of directors of the Buyer has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby including the issuance of the EME Stock.

3.03        Legal Right. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any statute (except federal and state securities laws, compliance with which is elsewhere provided for in particular detail), indenture, mortgage or other agreement or instrument to which the Buyer is a party or by which it is bound by any order, rule or regulation directed to such party or its affiliates by any court or governmental agency or body having jurisdiction over them; and no other consent, approval, authorization or action is required for the consummation of the transactions herein contemplated other than such as have been obtained.

3.04        Validly Issued. The EME Stock, when issued, will be duly authorized, validly issued, and non-assessable.

3.05        Organization. The Buyer has been duly organized and is now, and always during the period of the offer and sale will be, a validly existing corporation under the laws of the state of Nevada lawfully qualified to conduct the business for which it was organized and which it proposes to conduct.

3.06        Capitalization. The Buyer currently has an authorized capitalization of 50,000,000 shares of common stock, $0.001 par value and no shares of preferred stock. The Buyer currently has 13,929,934 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.

3.07        Title and Related Matters. Except as disclosed, or disclosed in the most recent balance sheet of the Buyer and the notes thereto, the Buyer has good and marketable title to all of its properties, inventory, interests in properties, and assets, which are reflected in the most recent balance sheet of the Buyer or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges, or encumbrances, except (i) statutory liens or claims not yet delinquent; and (ii) such imperfections of title and easements as do not, and will not, materially detract from, or interfere with, the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties.

3.09        Litigation and Proceedings. Other than as disclosed to Seller or as otherwise set forth in our public reports, there are no actions, suits, or proceedings pending, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. The Buyer does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

ARTICLE IV
REPRESENTATIONS, COVENANTS, AND WARRANTIES
OF THE SELLER

As an inducement to, and to obtain the reliance of the Buyer in connection with its purchase of Units, Seller represents and warrants as follows:

4.01        Private Offering. The offer, offer for sale, and sale of Units have not been and will not be registered with the SEC. The Units shall be offered for sale and sold pursuant to the exemptions from the registration requirements of Section 5 of the Securities Act, as amended, and as such, will be deemed “restricted securities” limiting the Units ability to be resold.

4.02        Approval of Agreement. Seller, and if required, the Company, have full corporate power, authority, and legal right and has taken, or will take, all action required by law, its articles of organization, articles of incorporation, operating agreement, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated including the sale and transfer of the Units. The execution, delivery, and performance of this Agreement and the transactions contemplated hereby, have been duly authorized by Seller, and if required, by the Company.

4.03        Legal Right. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any statute (except federal and state securities laws, compliance with which is elsewhere provided for in particular detail), indenture, mortgage or other agreement or instrument to which the Company is a party or by which it is bound by any order, rule or regulation directed to such party or its affiliates by any court or governmental agency or body having jurisdiction over them; and no other consent, approval, authorization or action is required for the consummation of the transactions herein contemplated other than such as have been obtained.

4.04        Organization. The Company has been duly organized and is now, and always during the period of the offer and sale will be, a validly existing company under the laws of the State of Nevada, lawfully qualified to conduct the business for which it was organized and which it proposes to conduct.

4.05        Intellectual Property. The Seller and/or the Company owns, exclusively, all right, title and interest in and to the intellectual property of the Company (collectively, the “Company Intellectual Property”), free and clear of encumbrances. To the best knowledge of Seller, the Company is in full compliance with all legal requirements applicable to the Company Intellectual Property and the Company’s ownership and use thereof. To the best knowledge of Seller, the Company Intellectual Property, licensed or used by the Company or proposed to be used, and the Company’s conduct of its business as currently and formerly conducted and proposed to be conducted have not, do not and will not infringe, violate or misappropriate the Intellectual Property of any person. The Company has not received any communication, and no action has been instituted, settled or, to the Company’s knowledge, threatened that alleges any such infringement, violation or misappropriation, and none of the Company Intellectual Property are subject to any outstanding governmental order.

4.06        Disclosure Information. Seller have received all the information Seller considers necessary or appropriate for deciding whether or not to purchase the shares of EME Stock. Seller further represent that they have had an opportunity to ask questions and receive answers from the Buyer regarding the terms and conditions of the offering of the shares of EME Stock. The foregoing, however, does not limit or modify the representations and warranties of the Buyer in Article III of this Agreement or the right of Seller to rely thereon.

4.07        Investment Experience. Seller are investors in securities of companies in the development stage and acknowledge that they are able to fend for themselves, can bear the economic risk of their investment, and have such knowledge and experience in financial or business matters that they are capable of evaluating the merits and risks of the investment in the shares of EME Stock.

4.08        Acknowledgment. Seller acknowledge that an investment in the shares of EME Stock involves substantial risk.

4.09        Knowledge of Buyer. Seller are aware, through their own extensive due diligence of all material information respecting the past, present and proposed business operations of the Buyer, including, but not limited to, its technology, its management, its financial position, or otherwise; and that the purchase price being paid for the EME Stock bears no relationship to assets, book value or other established criteria of value. Seller have conducted their own investigation of the risks and merits of an investment in the Buyer, and to the extent desired, including, but not limited to a review of the Buyer’s books and records, financial and Seller have had the opportunity to discuss this documentation with the directors and executive officers of the Buyer; to ask questions of these directors and executive officers; and that to the extent requested, all such questions have been answered to its satisfaction.

4.10        Informed Decision. The Seller have had an opportunity to consult with their independent legal, tax and financial advisors, and together with such advisors, have evaluated the transactions contemplated in this Agreement and have independently determined to agree to the terms and conditions of this Agreement. No representation is being or has been made by the Seller, the Buyer or either of their respective advisors to the Seller regarding the tax, financial, legal or other effects to the Seller or its stockholders of the transactions contemplated in this Agreement. The Seller are familiar with and understand the business and financial condition, operations and prospects of the Buyer and Seller and are sufficiently informed and sophisticated enough to make a decision regarding the transactions contemplated by this Agreement.

4.11        Purchasing Entirely for Own Account. The shares to be acquired by the Seller will be acquired for investment for the Seller’ own respective accounts, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Seller have no present intention of selling, granting any participation in, or otherwise distributing the same. Neither of the presently has any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Buyer shares of EME Stock.

4.12        Litigation and Proceedings. Other than as disclosed in writing to Buyer, the Company and any related entity have no actions, suits, or proceedings pending, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. The Seller have no knowledge of any default on their part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

ARTICLE V
SPECIAL COVENANTS

5.01        Assignment of Inventions. Prior to Closing, Wade Atteberry and Seller shall have assigned to the Company the Intellectual Property and all inventions, trade secrets, and patents which relate to the DeBudder Lid.

5.02        Maximum Outstanding Shares/No Convertible Securities. Prior to Closing, the Company will have no more than 10,000 Units issued and outstanding. Immediately after Closing, there shall be no more than 10,000 Units issued and outstanding. Furthermore, the Company warrants that the Company has not issued nor agreed to issue any securities which may convert to Units, other than as contemplated by this Agreement. Furthermore, the Seller and the Company agree that no Units shall be issued by the Company without shareholder approval during the first three years after Closing.

5.03        Business Activities of the Company.

(a) From and after the date of this Agreement until the Closing date and except as set forth herein or as permitted or contemplated by this Agreement, Seller warrant that the Company will:

(i)          Carry on its business in substantially the same manner as it has heretofore;

(ii)         Maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

(iii)       Perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

(iv)        Use its best efforts to maintain and preserve it business organization intact, to retain its key employees, and to maintain its relationships with its material suppliers and customers;

(v)         Except to the extent that noncompliance is not material or adverse to the respective party, duly and timely file for all taxable periods ending on or prior to the Closing date all federal, state, county, and local tax returns required to be filed by or on behalf of such entity or for which such entity may be held responsible and shall pay, or cause to pay, all taxes required to be shown as due and payable on such returns, as well as all installments of tax due and payable during the period commencing on the date of this Agreement and ending on the Closing date; and

(vi)        Fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

(b)           From and after the date of this Agreement and except as provided herein until the Closing date, Seller warrant that the Company will not:

(i)          Make any change in its articles of incorporation or bylaws, other than expressly provided for herein;

(ii)         Enter into or amend any material contract, agreement, or other instrument, except in the ordinary course of business; and

(iii)        Enter into any agreement for the sale of the Company’s securities without the prior approval of the other party.

5.05        Access to Books and Records of the Company. Until the Closing date, the Seller will afford to Buyer and its authorized representatives full access to the properties, books, and records of the Company in order that Buyer may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the Company and will furnish the Buyer with such additional financial and other information as to the business and properties of the Company as Buyer shall from time to time reasonably request.

5.06        Access to Books and Records of Buyer. Until the Closing date, the Buyer will afford to Seller and its authorized representatives full access to the properties, books, and records of the Buyer in order that Seller may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of Buyer and will furnish the Seller with such additional financial and other information as to the business and properties of the Buyer as Seller shall from time to time reasonably request.

5.07        Purchase and Sale of Stock. The Buyer and Seller agree and understand that the consummation of this Agreement including the purchase, sale and exchange of the Units and shares of EME Stock as contemplated hereby, constitute the offer and sale of securities under the Securities Act and applicable state statutes. The Buyer and Seller agree such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired.

(a)           In connection therewith, the parties represent and warrant that:

(i)          neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of acquiring the Units or EME Stock, and that this transaction involves certain risks.

(ii)         they have received and read the Agreement and understand the risks related to the consummation of the transactions herein contemplated.

(iii)        they have such knowledge and experience in business and financial matters that it is capable of evaluating each business.

(iv)        they have been provided with copies of all materials and information requested by them or their representatives, including any information requested to verify any information furnished (to the extent such information is available or can be obtained without unreasonable effort or expense), and the parties have been provided the opportunity for direct communication regarding the transactions contemplated hereby.

(v)         all information which Seller has provided to the Buyer or their representatives concerning their suitability and intent to hold shares in EME Stock following the transactions contemplated hereby is complete, accurate, and correct.

(vi)        the shares of EME Stock to be acquired by the Seller under the terms of this Agreement will be acquired for the Seller’s own account, for investment, and not with the present intention of resale or distribution of all or any part of the securities. Seller agrees that it will refrain from transferring or otherwise disposing of any of the shares, or any interest therein, in such manner as to violate the Securities Act or any applicable state securities law regulating the disposition thereof.

(vii)       the Units to be acquired by the Buyer under the terms of this Agreement will be acquired for the Buyer’s own account, for investment, and not with the present intention of resale or distribution of all or any part of the securities. Buyer agrees that it will refrain from transferring or otherwise disposing of any of the shares, or any interest therein, in such manner as to violate the Securities Act or any applicable state securities law regulating the disposition thereof.

(viii)     neither party has not offered or sold any securities of the other party, or any interest in this Agreement and have no present intention of dividing the shares to be received or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of such stock or rights, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance.

(ix)        the Units and EME Stock have not been registered, but are being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions not involving any public offering and that any disposition of the subject shares may, under certain circumstances, be inconsistent with this exemption and may make a Seller an “underwriter,” within the meaning of the Securities Act. It is understood that the definition of “underwriter” focuses upon the concept of “distribution” and that any subsequent disposition of the subject shares can only be effected in transactions which are not considered distributions. Generally, the term “distribution” is considered synonymous with “public offering” or any other offer or sale involving general solicitation or general advertising. Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets. These criteria are set forth specifically in rule 144 promulgated under the Securities Act.

(viii)     the shares of EME Stock and Units must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Buyer is not under any obligation to register the shares of EME Stock under the Securities Act, except as set forth in this Agreement. The Buyer is not under any obligation to make rule 144 available, except as may be expressly agreed to by it in writing in this Agreement, and in the event rule 144 is not available, or some other disclosure exemption may be required before a Seller can sell, transfer, or otherwise dispose of such shares of EME Stock without registration under the Securities Act. The registrar and transfer agent for Buyer and Seller will maintain a stop transfer order against the registration or transfer of the shares of EME Stock and Units respectively, and the certificates representing the shares of such stock will bear a legend in substantially the following form so restricting the sale of such securities:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND ARE “RESTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

(ix)        The Buyer may refuse to register further transfers or resales of the shares of EME Stock in the absence of compliance with rule 144 unless a Seller furnish the Buyer with a “no-action” or interpretive letter from the SEC or an opinion of counsel reasonably acceptable to the Buyer stating that the transfer is proper. Further, unless such letter or opinion states that the shares of EME Stock are free of any restrictions under the Securities Act, the Buyer may refuse to transfer the securities to any transferee who does not furnish in writing to the Buyer the same representations and agree to the same conditions with respect to such shares of EME Stock as set forth herein. The Buyer may also refuse to transfer the shares of EME Stock if any circumstances are present reasonably indicating that the transferee’s representations are not accurate.

(b)          In connection with the transaction contemplated by this Agreement, the Buyer and Seller shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where Buyer reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.

(c)           In order to more fully document reliance on the exemptions as provided herein, the Buyer and Seller shall execute and deliver to the other, at or prior to the Closing, such further letters of representation, acknowledgment, suitability, or the like as the Buyer or Seller (or their respective counsel) may reasonably request in connection with reliance on exemptions from registration under such securities laws including but not limited to an investment letter.

(d)          The Buyer and Seller acknowledge that the basis for relying on exemptions from registration or qualifications are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

5.08        No Representation Regarding Tax Treatment. No representation or warranty is being made by any party to any other regarding the treatment of this transaction for federal or state income taxation. Each party has relied exclusively on its own legal, accounting, and other tax adviser regarding the treatment of this transaction for federal and state income taxes and on no representation, warranty, or assurance from any other party or such other party’s legal, accounting, or other adviser.

5.09        Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement.

ARTICLE VI
INDEMNIFICATION

6.01        Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein shall survive the Closing and shall remain in full force and effect until the second anniversary of the Closing Date. All covenants and agreements of the parties contained herein shall survive the Closing indefinitely or for the period explicitly specified therein. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

6.02        Indemnification By Company. Subject to the other terms and conditions of this Article VI, the Company shall indemnify and defend EME against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, EME based upon, arising out of, with respect to or by reason of: any inaccuracy in or breach of any of the representations or warranties of the Company contained in this Agreement or in any certificate or instrument delivered by or on behalf of the Company pursuant to this Agreement; or any breach or non-fulfillment of any covenant, agreement or obligation to be performed by the Company pursuant to this Agreement.

ARTICLE VII
MISCELLANEOUS

7.01        Public Statements. Subject to their respective legal obligations (including requirements of stock exchanges and other similar regulatory bodies), the Seller and Buyer shall consult with one another, and use reasonable best efforts to agree upon the text of any press release, before issuing any such press release or otherwise making public statements with respect to the transactions and in making any filing with any federal or state governmental or regulatory agency or with any securities exchange with respect thereto.

7.02        Expenses. Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred

7.03 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.03):

If to EM Energy, Inc.:	Patrick Bilton
EM Energy, Inc.
P.O. Box 6295
West Palm Beach, FL 33405

with a copy to:	McGee Law Firm, LLC
5635 N. Scottsdale Road, Suite 170
Scottsdale, AZ 85250

If to Seller:	Original Ventures, Inc.
14938 Camden Ave., Suite 121
San Jose, CA 95124

If to the Company
G4 Products, LLC
4938 Camden Ave., Suite 121
San Jose, CA 95124

7.04        Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. All previous agreements between the parties, whether written or oral, have been merged into this Agreement. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

7.05        Attorney’s Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys’ fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

7.06        Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

7.07        Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

7.08        Binding Effect. This Agreement shall inure to the benefit of and be binding upon the Buyer and Seller and their successors. Nothing expressed in this Agreement is intended to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under this Agreement.

7.09        Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.

7.10        Captions. The captions or headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provisions hereof.

7.11        Applicable Law. The Buyer and Seller hereby agree this Agreement shall be governed by and construed and enforced under and in accordance with the laws of the State of Nevada and all subject matter and in persona jurisdiction shall be the state courts of Nevada and as such the Buyer and Seller irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of Nevada and of the United States of America located in Nevada for any actions, suits or proceedings arising out of or relating to this Agreement and the Buyer and Seller agree not to commence any action, suite or proceedings

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above written.

BUYER:	SELLER:
EM ENERGY, INC.	ORIGINAL VENTURES, INC.

By:
Patrick Bilton, its CEO	Wade Atteberry, its President

Agreed to and acknowledged by:	THE COMPANY
G4 Products, LLC, a Nevada limited liability company

By:
Wade Atteberry, its Manager

EXHIBIT A

Intentionally Omitted

EXHIBIT B
LOCK-UP/LEAK-OUT AGREEMENT

THIS LOCK-UP/LEAK-OUT AGREEMENT (the “Agreement”) is between EM Energy, Inc., a Nevada corporation (the “Corporation”), and [Shareholder Name] (the “Shareholder”). For all purposes of this Agreement, “Shareholder” includes any “affiliate, controlling person of Shareholder, agent, representative or other person with whom Shareholder is acting in concert.

Premise

WHEREAS, it is intended that the shares of common stock of the Corporation covered by this Agreement shall include any shares of common stock of the Corporation distributable to the Shareholder pursuant to that Securities Purchase Agreement dated November 7, 2017 between the Corporation and the Shareholder (the “Purchase Agreement”) regarding the Corporation’s acquisition of a majority interest in G4 Products, LLC, a Nevada limited liability company, including all stock certificates (or any successor stock certificate issued on the transfer of such stock certificates) issued to the Shareholder in connection with the Purchase Agreement (the “Common Stock”); and

WHEREAS, the execution and delivery of this Agreement was a condition of the Purchase Agreement and the issuance of the Common Stock covered hereby.

Agreement

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Initial Lock-Up/Leak-Out. Except as otherwise expressly provided herein, and except as the Shareholder may be otherwise restricted from selling shares of Common Stock under applicable federal or state securities laws, rules and regulations and Securities and Exchange Commission (the “SEC”) interpretations thereof, the Shareholder may only sell the Common Stock represented by the Shareholder’s Purchase Shares (as defined in the Purchase Agreement) subject to the following conditions, commencing on the date of this Agreement and terminating thirty-six months from the date of this Agreement (the “Initial Lock-Up Period”). During the first twelve months of the Initial Lock-Up Period no sales of Common Stock shall be made by the Shareholder. After the first twelve months of the Initial Lock-Up Period, the Shareholder may sell the shares of Common Stock derived from the Initial Shares only under the following conditions:

1.1	the Shareholder shall sell no more than five percent (5%) of the Shareholder’s Initial Shares per month;

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2.             Earn-Out Lock-up/Leak-Out. Except as otherwise expressly provided herein, and except as the Shareholder may be otherwise restricted from selling shares of Common Stock under applicable federal or state securities laws, rules and regulations and SEC interpretations thereof, the Shareholder may only sell shares of Common Stock received by Shareholder as a result of the earn-out provisions of Section 1.04 of the Purchase Agreement (“Earn-Out Shares”) subject to the following conditions, commencing on the date of the issuance of any such shares and terminating 30 months from the date of such issuance (the “Earn-Out Lock-Up Period”). During the first six months of the Earn-out Lock-Up Period no sales of Earn-Out Shares shall be made by the Shareholder. After the first six months of the Earn-Out Lock-Up Period, if then allowed under Rule 144, the Shareholder may sell the shares of Earn-Out Shares only under the following conditions:

2.1	During the 6th through the 30th month of the Earn-Out Lockup Period, the Shareholder shall sell no more than five percent (5%) of the Shareholder’s Earn-Out Shares per month.

3.             Additional Limitations applicable to both Purchase Shares and Earn-Out Shares.

3.1	On any single trading day, the Shareholder is limited to sell no more than the greater of (i) five percent (5%) of the daily volume of the Corporation’s common stock on such trading day; or (ii) 2,500 shares.

3.2	Shareholder agrees that all sales of Common Stock will be made at no less than the best “asked” prices, and no sales will be made at the “bid” prices, unless the price per share of such sale exceeds the closing price of the Corporation’s common stock on the previous trading day;

3.3	Except as otherwise provided herein, all Common Stock shall be sold by the Shareholder in “broker’s transactions” and in compliance with the “manner of sale” requirements as those terms are defined in Rule 144 of the SEC during the all Lock-Up periods.

3.4	An appropriate legend describing this Agreement shall be imprinted on each stock certificate representing Common Stock covered hereby, and the transfer records of the Corporation’s transfer agent shall reflect such restrictions.

4.             The delivery of a duly executed copy of a broker/dealer agreement by the Shareholder’s broker and a duly executed seller’s resale agreement by the Shareholder in the forms to be approved by legal counsel for the Corporation shall be satisfactory evidence for all purposes of this Agreement that the Shareholder and the broker will comply with the “brokers’ transactions” and “manner of sale” requirements of this Agreement, and no further evidence thereof will be required of the Shareholder; provided, however, the Corporation may confirm such compliance with any Shareholder and the Shareholder’s broker, to the extent that it deems reasonably required or necessary to assure compliance with this Agreement; and provided, however, that the Shareholder can otherwise provide satisfactory evidence to the Corporation of such compliance, subject to the Corporation’s acceptance of any such alternative compliance evidence.

5.             The Shareholder agrees to provide brokerage account statements identifying all trades of the Common Stock within 15 days after written request by the Corporation. If any such brokerage statements are not available at the time of the request, such brokerage account statements shall be delivered to the Corporation within 15 days after they become available.

4.             Notwithstanding anything to the contrary set forth herein, the Corporation may, in its sole discretion and in good faith, at any time and from time to time, waive any of the conditions or restrictions contained herein to increase the liquidity of the Common Stock or if such waiver would otherwise be in the best interests of the development of the trading market for the Common Stock.

5.             The Shareholder shall not, directly or through an affiliate engage in any open market Short Sales (as defined below) of any shares of Corporation’s common stock. As used herein, “Short Sale” has the meaning provided in Rule 3b-3 under the Securities Exchange Act of 1934, as amended.

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6.             Except as otherwise provided in this Agreement or any other agreements between the parties, the Shareholder shall be entitled to their respective beneficial rights of ownership of the Common Stock, including the right to vote the Common Stock for any and all purposes.

7.             The number of shares of Common Stock included in any allotment that can be sold by the Shareholder hereunder shall be appropriately adjusted should the Corporation make a dividend or distribution, undergo a forward split or a reverse split or otherwise reclassify its shares of Common Stock.

8.             This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.

9.             All notices, instructions or other communications required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by certified mail, return receipt requested, overnight delivery or hand-delivered to all parties to this Agreement, to the Corporation, at its principal corporate office, and to the Shareholder, at the address on the books and records of the Corporation. All notices shall be deemed to be given on the same day if delivered by hand or on the following business day if sent by overnight delivery or the second business day following the date of mailing.

10.           The resale restrictions on the Common Stock set forth in this Agreement shall be in addition to all other restrictions on transfer imposed by applicable United States and state securities laws, rules and regulations.

11.           The Corporation or the Shareholder who fails to fully adhere to the terms and conditions of this Agreement shall be liable to every other party for any damages suffered by any party by reason of any such breach of the terms and conditions hereof. The Shareholder agrees that in the event of a breach of any of the terms and conditions of this Agreement by the Shareholder, that in addition to all other remedies that may be available in law or in equity to the non-defaulting parties, a preliminary and permanent injunction, without bond or surety, and an order of a court requiring such Shareholder to cease and desist from violating the terms and conditions of this Agreement and specifically requiring the Shareholder to perform his/her/its obligations hereunder is fair and reasonable by reason of the inability of the parties to this Agreement to presently determine the type, extent or amount of damages that the Corporation or any non-defaulting Shareholder may suffer as a result of any breach or continuation thereof.

12.           This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto and approved by a majority of the members of the Board of Directors of the Corporation.

13.           This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts entered into and to be performed wholly within said State; and the Corporation and the Shareholder agree that any action based upon this Agreement may be brought in the United States federal and state courts situated in Nevada only, and that shall each submit to the jurisdiction of such courts for all purposes hereunder.

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14.         In the event of default hereunder, the non-defaulting parties shall be entitled to recover reasonable attorney’s fees incurred in the enforcement of this Agreement.

15.        This Agreement shall be binding upon any successors or assigns of the Common Stock, without qualification, and in the event of any exchange of the Common Stock under a merger or reorganization or other transaction of the Corporation by which the Common Stock is subject to exchange for other securities in any manner, this Agreement shall remain if full force and effect and shall apply to any securities received or receivable in exchange for such Common Stock, without qualification.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the day and year first above written.

EM Energy, Inc.

Date:	11/7/2017	.	By	/s/ Patrick Bilton
Patrick Bilton, President

Date:	11/7/2017	.	Shareholder

/s/ Wade Atteberry, President
[Shareholder Name]
Original Ventures, Inc.

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EXHIBIT C

MASTER DISTRIBUTORSHIP AGREEMENT

This Master Distributorship Agreement is entered into and effective as of November ____, 2017, by and between G4 Products, LLC, a Nevada limited liability company (the “Company”) and Original Ventures, Inc., a California corporation (“Distributor”).

Recitals:

A.        The Company owns the patent pending DeBudder Bucket Lid and holds the right to manufacture and sell the Products (defined below);

B.        Distributor desires to be the exclusive master distributor for the Products in the United States; and

C.        The Company and Distributor agree that such master distributorship agreement for the Products will be on the following terms and conditions.

Agreement:

Now, Therefore, the parties hereby agree as follows:

1. General Terms.

1.1 Appointment and Acceptance. The Company hereby appoints Distributor as its master distributor for the sale of Products in the United States as set forth in this Agreement.

Distributor accepts such appointment and agrees to act in such a capacity as described in this Agreement and to be bound by all terms herein. Distributor further agrees to work and develop to the satisfaction of the Company sales of Products.

1.2 Distributor Not Made Agent or Legal Representative of the Company. It is agreed that this Agreement does not establish Distributor as the agent or legal representative of the Company for any purpose whatsoever. Distributor is not granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the Company or to bind the Company in any manner or thing whatsoever.

1.3 Right to Name and Good Will. Distributor is entitled to the use of the words “DeBudder Bucket Lid”, “DeBudder Lid”, and “The Original 420 Brand” including associated logos, in conjunction with the marketing, sales and distribution of the Products.

Upon termination or expiration of this Agreement, Distributor will discontinue the use of such words, and thereafter will not use, either directly or indirectly, in connection with its business, such words, or any other name, title or expression so nearly resembling the same as would be likely to lead to confusion or uncertainty or to deceive the public.

1.4 Sub-Distribution. Distributor shall have the right to enter into sub-distribution agreements within the Territory during the Term. The Company’s approval is required for any sub-distribution agreement with terms that may conflict with any terms in this Agreement.

2. Products and Services.

2.1 Products. The “Products” shall refer to the following goods sold by the Company pursuant to this Agreement to Distributor and to which Distributor takes title:

(a) DeBudder Bucket Lid, patent pending No. 62502422; and

(b) ancillary or accessory products to the foregoing,

(c) the repair and replacement parts for the foregoing.

2.2 Change of Models or Design. the Company reserves the right to change the design of any Products and to add or delete models at any time without notice to Distributor. If any such change is made, there will be no obligation on the Company to make such changes upon any Products previously shipped or to be shipped upon the orders of Distributor given to the Company prior to the date of the change, or to install or furnish any other or different parts than were thereon, when shipment was made.

2.3 Warranty. THE COMPANY WARRANTS THAT PRODUCTS SOLD BY IT TO DISTRIBUTOR SHALL BE DESCRIBED IN THE SALES CONTRACTS BETWEEN THE PARTIES THERETO AND THAT ALL PRODUCTS SOLD BY IT TO DISTRIBUTOR SHALL BE FREE FROM DEFECTS IN WORKMANSHIP OR MATERIALS, BUT THERE ARE NO WARRANTIES WHICH EXTEND BEYOND SUCH DESCRIPTION. THE COMPANY HEREBY EXCLUDES ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE AND ANY WARRANTY WHICH MIGHT OTHERWISE ARISE FROM THE COURSE OF DEALING BETWEEN THE PARTIES HERETO OR FROM ANY USAGE OF TRADE.

2.4 Evidence of the Quality, Condition and Quantity of Products. Upon delivery of Products to Distributor (or upon shipment if drop shipped), the clean bill of lading, express receipt, or similar delivery document shall serve as conclusive evidence of the quality, condition and quantity of Products.

3. Price and Payment.

3.1 Purchase Price. All Lids shall be sold to Distributor by the Company at a set price of $10.00 per Lid, FOB San Jose, California (the “Price”). The price of any additional shipping or any drop shipping requested by Distributor shall be in addition to the Price.

3.2 Change of Price. the Company reserves the right to change the prices of its Products in the event the cost for such Products increase by more than sixty percent (60%) from the Company’s costs as of the date of this Agreement. However, the Company shall serve upon Distributor written notice of a price increase at least sixty (60) days before such increased prices take effect, and Distributor agrees to purchase Products at such increased price.

3.3 Expenses. Distributor shall be liable for and agrees to pay the following expenses to the extent they are associated with Products:

(a) Property taxes;

(b) Storage and warehousing expenses;

(c) Customs clearance, import duties and other fees related to the importation of the Products into the Territory.

(d) Advertising and similar types of marketing expenses initiated by Distributor;

(e) Excise and sales taxes on transactions between the Company and Distributor; and

(f) All costs necessary to comply with the terms of an export license (or other applicable export controls) for each Product, if any.

3.4 Payment by Distributor. Distributor agrees to pay the Company for Products purchased pursuant to this Agreement within thirty (30) days after Products are delivered to Distributor, or its agent. Payment for any Product sent directly to Distributor’s customers via drop shipping shall be made in full to the Company prior to shipment of such Product, including the cost of such drop shipping.

4. Territory.

4.1 Territory. Distributor shall have the exclusive right to sell the Products within the United States, hereinafter the “Territory.”

4.2 Minimum Amounts. Distributor shall use its best efforts, endeavors and facilities to introduce and promote the sale of Products in the United States. To this end, Distributor must maintain a sales level of 5,000 units per year, commencing on January 1, 2020. Failure to maintain such a sales level shall give the Company the right to cancel this Agreement.

5. Orders.

5.1 Accepting and Filling Orders. All orders received by the Company from Distributor for Products are subject to acceptance by the Company.

Distributor expressly releases the Company from liability for any loss or damage arising from the failure of the Company to fill any order of Distributor. If the Company shall fail for reasons beyond its control to make shipments of any orders, such orders shall not be subject to immediate cancellation but shall be satisfied by shipment upon 30 days from the date called for. Any portions of such orders remaining unshipped after such 30 days may be cancelled upon written notice to the Company if received by the Company before shipment.

5.2 Advance Shipment. the Company shall have the right to make shipments in advance of Distributor’s requirements, but for such shipments Distributor shall have the right to make payments in the month called for in its orders.

5.3 Drop Shipping. Distributor may request that the Company fulfill its customer’s orders via drop shipping and the Company will fulfill such requests within 30 days, subject to Distributor’s prepayment for such Product pursuant to Section 3.3.

6. Maintaining and Inspecting Records.

6.1 Maintaining, Inspecting and Furnishing Records. In order that the Company may have a complete record of the quantity and type of Products sold or in inventory, Distributor agrees to furnish monthly, or at such intervals as agreed upon by the Company and Distributor, a report of all Distributor’s sales of Products.

Distributor also agrees to keep accurate records of all contracts and accounts covered by this Agreement, and to permit examination of such contracts and accounts by the Company or its agents at any time during Distributor’s business hours. The right of the Company to examine such accounts and contracts shall cease one year after termination of this Agreement.

6.2 Secrecy. Distributor agrees that it shall keep secret and shall not divulge to any person, firm or corporation other than the Company any information acquired by it directly or indirectly in the course of business which is or may be in any way prejudicial to the interests of the Company. This article shall survive the duration of this Agreement, and shall not be affected by the termination of this Agreement.

7. Returns, Claims and Disputes.

7.1 Return of Products for Repair or Credit. Distributor agrees that it will follow and be governed by any rules and regulations of the Company then in force when returning any Products for repair or credit, and that settlement made thereunder shall be final.

7.2 Notice of Claims. If Distributor shall have reason to believe it has any claim against the Company in respect to any transaction growing out of this Agreement, it shall in writing notify the Company within 30 days after Distributor knows or has reason to know the basis of any such claim. If Distributor fails to comply with the stipulations of this article, such claims shall be deemed to be waived and absolutely barred. The provisions of this article shall survive the termination of other portions of this Agreement.

7.3 Distributor’s Damages. In the event of a breach of this Agreement by the Company, Distributor’s exclusive remedy and the Company’s limit of liability shall be for Distributor’s actual damages which shall in no event exceed the price specified herein of the Products with respect to which damages occurred. the Company shall in no event be liable to Distributor (i) on account of any such breach unless Distributor shall have demanded arbitration of such breach within one year after the cause of action accrued or (i) for Distributor’s manufacturing costs, injury to good will, or other incidental or consequential damages.

8. Duration and Termination.

8.1 Duration of Agreement. This Agreement shall begin on the date hereof and continue in force and govern all transactions and relations between the parties hereto until December 31, 2037. By mutual consent of the Company and Distributor, this Agreement may be renewed in the manner and to the extent agreed upon by the parties.

8.2 Termination. The Distributor may cancel or terminate this Agreement at any time with or without cause, provided the Distributor gives provides the Company with written notice at least ninety (90) days prior to the effective date of such termination. The Company may not cancel or terminate the agreement without cause. For the purposes of this Agreement, “cause” shall include a (i) material breach of this agreement, including a failure under Section 4.2; (ii) failure to comply with any state or federal law or regulation and such violation is not corrected within Sixty (60) calendar days after notice of such violation by the applicable state or federal regulator, or the other party; (iii) the voluntary petition under any bankruptcy, reorganization, or insolvency law of any jurisdiction; and (iv) the failure of Distributor to pay for Product within 90 days after written demand from the Company.

8.3 Company’s Right to Repurchase When Agreement Terminates or Expires. In case of the termination or expiration of this Agreement, the Company may at its option repurchase from Distributor within a reasonable time after such termination or expiration, any or all of the Products on hand in Distributor’s place of business or in the possession of Distributor, at the net price paid by or due from Distributor to the Company. Upon demand and tender by the Company of the repurchase price, Distributor shall be obligated to and hereby agrees to deliver such Products to the Company at Distributor’s expense. the Company, however, reserves the right to reject any products not in first class condition.

Any Products sold by Distributor previous to the termination or expiration of this Agreement, but not yet delivered or installed, may be delivered or installed by the Company, and all expenses thereof may be charged to Distributor’s account and deducted at the time of final settlement.

8.4 Subrogation of the Company to Distributor’s Rights Against Third Parties. In case of the termination or expiration of this Agreement, the Company shall thereupon at its option immediately be surrogated to any or all the agreements, rights and relations of Distributor with or against dealers, salespersons, representatives, purchasers and other third persons with regard to the sale of Products, and all agreements between Distributor and such third persons shall contain a clause to make this provision effective in favor of the Company.

9. Miscellaneous Terms.

9.1 Sales Form. For each sale by the Company to Distributor of Products, Distributor agrees to accept and be bound by the terms of the sale contract form which is then used by the Company. In case of conflict between this Agreement and said form, Distributor and the Company agree that the terms of this Agreement shall prevail.

9.2 Agreement Non-Assignable; Binding Effect. No party shall assign any of its rights or obligations under this Agreement, whether by operation of law or otherwise, without obtaining the prior consent of the other parties to this Agreement. Subject to the foregoing, all of the provisions of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties to this Agreement and their respective heirs, legal representatives, successors and assigns.

9.3 Amendment; Waiver. This Agreement may be amended, modified or superseded only by a written instrument signed by all of the parties to this Agreement. No party shall be deemed to have waived compliance by another party of any provision of this Agreement unless such waiver is contained in a written instrument signed by the waiving party and no waiver that may be given by a party will be applicable except in the specific instance for which it is given. The failure of any party to enforce at any time any of the provisions of this Agreement or to exercise any right or option contained in this Agreement or to require at any time performance of any of the provisions of this Agreement by any of the other parties shall not be construed to be a waiver of such provisions and shall not affect the validity of this Agreement or any of its provisions or the right of such party thereafter to enforce each provision of this Agreement. No course of dealing shall operate as a waiver or modification of any provision of this Agreement or otherwise prejudice such party’s rights, powers and remedies.

9.4 Arbitration. If any dispute shall arise between the parties hereto as to their rights or liabilities under this Agreement, the dispute shall be exclusively determined, and the dispute shall be settled, by arbitration in accordance with the American Arbitration Association (“AAA”) Commercial Arbitration Rules then in effect. The arbitration shall be conducted by one arbitrator, who shall be appointed by AAA from a panel of at least 10 qualified arbitrators. Each party shall have the right to strike three names from the panel proposed by the AAA. The arbitrators are not empowered to award any damages, including punitive damages, in excess of compensatory damages and each party hereto hereby irrevocably waives the right to receive any damages in excess of compensatory damages. The parties to the arbitration shall furnish each other with the originals or true copies of all books, records and other documents in their possession which may be requested by the other party. No additional discovery shall be permitted. Any decision or award of the arbitrator shall be final and binding upon the parties. Judgment on the award rendered may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award or any order of enforcement, as the case may be. The arbitrator may grant injunctive relief, including temporary, preliminary, permanent and mandatory injunctive relief. The arbitrator is empowered to apportion the costs and expenses of arbitration, including costs of investigation and reasonable attorneys’ fees, among the parties in such manner as the arbitrator shall deem reasonable. In the conduct of the arbitration:

(a) Summaries of any expert testimony, along with copies of all documents to be submitted as exhibits, shall be exchanged at least 10 days before the arbitration under procedures set up by the arbitrator.

(b) Each party’s presentation at the arbitration hearing shall be limited to a maximum of five hours, and the hearing shall be completed within a maximum of five days.

(c) The arbitration decision shall be rendered no later than 30 days after the final day of the hearing.

(d) The arbitration shall be held in Las Vegas, Nevada and governed by the laws of the State of Nevada and the United States Arbitration Act, 9 U.S.C. §§ 1–16.

9.5 Confidentiality of Agreement. Unless otherwise required by law, no party shall disclose the terms of this Agreement to any person other than a party’s counsel and its other representatives or such other third parties with whom it must communicate to consummate the transactions described in this Agreement.

9.6 Confidentiality of Certain Information.

(a) The parties and their respective agents and employees shall hold and keep confidential all information which is proprietary in nature and non-public or confidential, in whole or in part (“Confidential Information”) which any of them may receive from any other party concerning such other party. Failure to mark any of the Confidential Information as non-public, proprietary or confidential shall not affect its status as Confidential Information under the terms of this Agreement. Confidential Information shall not include any information in the possession of the receiving party (a) that is developed by such party without reference to and independent of any Confidential Information, (b) is learned from a third party not under any duty of confidence to the disclosing party, or (c) becomes part of the public domain through no fault of the receiving party.

(b) None of the parties nor their respective agents or employees shall, without the prior consent of the disclosing party, disclose or use any such Confidential Information, in whole or in part, except in connection with the performance of the transactions described in this Agreement. Unless otherwise required by law, none of the parties shall disclose any Confidential Information acquired as a result of this Agreement to any person or entity, other than its respective counsel and other representatives, and such other third parties (such as bankers and lessors) with whom it must communicate to consummate the transactions described by this Agreement, all of whom must agree to keep the Confidential Information confidential.

9.7 Consent to Jurisdiction. Each of the parties consents and voluntarily submits to personal jurisdiction in the State of Arizona and in the courts in such state located in Clark County and the United States District Court for the District of Nevada in any proceeding arising out of or relating to this Agreement, and agrees that all claims raised in such proceeding may be heard and determined in such court. Each of the parties further consents and agrees that such party may be served with process in the same manner as a notice may be given under this Agreement.

9.8 Construction and Interpretation of Agreement.

(a) Headings. Section titles or captions in this Agreement are included for purposes of convenience only and shall not be considered a part of this Agreement in construing or interpreting any of its provisions. All references in this Agreement to Sections shall refer to Sections of this Agreement unless the context clearly otherwise requires.

(b) Use of “Including.” When used in this Agreement, the word “including” shall have its normal common meaning and any list of items that may follow such word shall not be deemed to represent a complete list.

(c) Joint Drafting of Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(d) Number and Gender. Unless the context otherwise requires, when used in this Agreement, the singular shall include the plural, the plural shall include the singular, and all nouns, pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons may require.

(e) No Third Party Beneficiaries. The parties do not intend that this Agreement shall confer on any third party any right, remedy or benefit or that any third party shall have any right to enforce any provision of this Agreement.

9.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Agreement and all of which, when taken together, shall be deemed to constitute one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

9.10 Cumulative Remedies; Specific Performance. No right or remedy conferred upon or reserved to any of the parties under the terms of this Agreement is intended to be, nor shall it be deemed, exclusive of any other right or remedy provided in this Agreement or by law or equity, but each shall be cumulative of every other right or remedy. The parties understand and acknowledge that a party would be damaged irreparably by reason of a failure of another party to perform any obligation under this Agreement. Accordingly, if any party attempts to enforce the provisions of this Agreement by specific performance (including preliminary or permanent injunctive relief), the party against whom such action or proceeding is brought waives the claim or defense that the other party has an adequate remedy at law.

9.11 Consequential Damages Excluded. Notwithstanding anything to the contrary elsewhere in this Agreement or at law, no party shall, in any event, be liable to the other party for any indirect or consequential damages, including without limitation, loss of revenue, cost of capital, loss of business reputation or opportunity and costs arising under or in connection with this Agreement.

9.12 Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties related to its subject matter and supersedes all prior proposals, understandings, agreements, correspondence, arrangements and contemporaneous oral agreements relating to the subject matter of this Agreement. No representation, promise, inducement or statement of intention has been made by any party which has not been embodied in this Agreement. This Agreement may be modified only by a written instrument signed by the parties hereto.

9.13 Expenses. Except as otherwise expressly provided for in this Agreement, each party shall bear its own expenses incurred in connection with the preparation, execution and performance of its obligations under this Agreement, including all fees and expenses of agents, representatives, counsel and accountants.

9.14 Force Majeure. No party shall be responsible for any loss or damage to any of the other parties if that party is unable to fulfill any part of its obligations (other than the payment of money) under this Agreement, or is prevented or delayed from fulfilling such obligation, due to flood, earthquake or other act of God, war or hostilities, invasion, rebellion, insurrection, riot, strike, lockout, or any other cause beyond the control of the party (“Force Majeure”). If a Force Majeure occurs, the party affected shall notify the other parties immediately. The rights and obligations of a party shall be suspended only for the duration and extent of the Force Majeure and once the Force Majeure ceases to exist, the rights and obligations of the parties shall continue in full force and effect.

9.15 Further Assurances. Each party shall execute and deliver such additional documents or take such additional actions as may be requested by another party to this Agreement if such requested document or action is reasonably necessary to effect the transactions described in this Agreement.

9.16 Governing Law. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Nevada, without giving effect to any conflict of law rule or principle of such state.

9.17 Independent Contractor Relationship. Regarding all matters relating to this Agreement, this Agreement creates an independent contractor relationship among the parties. Nothing contained in this Agreement shall be construed to (a) give any party the power to direct and control the day-to-day activities of the other, (b) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (c) constitute any party, its agents or employees as employees of any other party or grant any of them the power or authority to act for, bind or otherwise create or assume any obligation on behalf of any of the other parties for any purpose whatever.

9.18 Notices. All notices, requests, consents, approvals, waivers, demands and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed delivered to the parties (a) on the date of personal delivery against a written receipt, or (b) on the date sent by confirmed telephonic facsimile transmission, or (c) on the first business day following the date of delivery to a nationally recognized overnight courier service, or (d) or the third business day following the date of deposit in the United States Mail, postage prepaid, by certified mail, in each case addressed as follows, or to such other address, person or entity as any party may designate by notice to the other in accordance herewith:

If to the Company:	G4 Products, LLC
4938 Camden Ave., Suite 121
San Jose, CA 95124

If to Distributor:	Original Ventures, Inc.
4938 Camden Ave., Suite 121
San Jose, CA 95124

9.19 Severability of Provisions. If a court in any final, unappealable proceeding holds any provision of this Agreement or its application to any person or circumstance invalid, illegal or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it was held to be invalid, illegal or unenforceable, shall not be affected, and shall be valid, legal and enforceable to the fullest extent permitted by law, but only if and to the extent such enforcement would not materially and adversely frustrate the parties’ essential objectives as expressed in this Agreement. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties intend that the court add to this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be valid and enforceable, so as to effect the original intent of the parties to the greatest extent possible.

9.20 Time of Essence. Time is of the essence to the performance of the obligations set forth in this Agreement.

In Witness Whereof, the parties hereto have hereunto set their hands and seals the day and year first above written.

G4 Products, LLC.

By:	/s/ Wade Atteberry
Wade Atteberry, its Manager

Original Ventures, Inc.

By:	/s/ Wade Atteberry
Wade Atteberry, its President

EXHIBIT D

MASTER DISTRIBUTORSHIP AGREEMENT

This Master Distributorship Agreement is entered into and effective as of November ____, 2017, by and between G4 Products, LLC, a Nevada limited liability company (the “Company”) and EM Energy, Inc., a Nevada corporation (“Distributor”).

Recitals:

A.            The Company owns the patent pending DeBudder Bucket Lid and holds the right to manufacture and sell the Products (defined below);

B.            Distributor desires to be the exclusive master distributor for the Products outside the United States; and

C.           The Company and Distributor agree that such master distributorship agreement for the Products will be on the following terms and conditions.

Agreement:

Now, Therefore, the parties hereby agree as follows:

1. General Terms.

1.1 Appointment and Acceptance. The Company hereby appoints Distributor as its master distributor for the sale of Products outside of the United States as set forth in this Agreement.

Distributor accepts such appointment and agrees to act in such a capacity as described in this Agreement and to be bound by all terms herein. Distributor further agrees to work and develop to the satisfaction of the Company sales of Products.

1.2 Distributor Not Made Agent or Legal Representative of the Company. It is agreed that this Agreement does not establish Distributor as the agent or legal representative of the Company for any purpose whatsoever. Distributor is not granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the Company or to bind the Company in any manner or thing whatsoever.

1.3 Right to Name and Good Will. Distributor is entitled to the use of the words “DeBudder Bucket Lid”, “DeBudder Lid”, and “The Original 420 Brand” including associated logos, in conjunction with the marketing, sales and distribution of the Products.

Upon termination or expiration of this Agreement, Distributor will discontinue the use of such words, and thereafter will not use, either directly or indirectly, in connection with its business, such words, or any other name, title or expression so nearly resembling the same as would be likely to lead to confusion or uncertainty or to deceive the public.

1.4 Sub-Distribution. Distributor shall have the right to enter into sub-distribution agreements within the Territory during the Term. The Company’s approval is required for any sub-distribution agreement with terms that may conflict with any terms in this Agreement.

2. Products and Services.

2.1 Products. The “Products” shall refer to the following goods sold by the Company pursuant to this Agreement to Distributor and to which Distributor takes title:

(a) DeBudder Bucket Lid, patent pending No. 62502422; and

(b) ancillary or accessory products to the foregoing,

(c) the repair and replacement parts for the foregoing.

2.2 Change of Models or Design. the Company reserves the right to change the design of any Products and to add or delete models at any time without notice to Distributor. If any such change is made, there will be no obligation on the Company to make such changes upon any Products previously shipped or to be shipped upon the orders of Distributor given to the Company prior to the date of the change, or to install or furnish any other or different parts than were thereon, when shipment was made.

2.3 Warranty. THE COMPANY WARRANTS THAT PRODUCTS SOLD BY IT TO DISTRIBUTOR SHALL BE DESCRIBED IN THE SALES CONTRACTS BETWEEN THE PARTIES THERETO AND THAT ALL PRODUCTS SOLD BY IT TO DISTRIBUTOR SHALL BE FREE FROM DEFECTS IN WORKMANSHIP OR MATERIALS, BUT THERE ARE NO WARRANTIES WHICH EXTEND BEYOND SUCH DESCRIPTION. THE COMPANY HEREBY EXCLUDES ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE AND ANY WARRANTY WHICH MIGHT OTHERWISE ARISE FROM THE COURSE OF DEALING BETWEEN THE PARTIES HERETO OR FROM ANY USAGE OF TRADE.

2.4 Evidence of the Quality, Condition and Quantity of Products. Upon delivery of Products to Distributor (or upon shipment if drop shipped), the clean bill of lading, express receipt, or similar delivery document shall serve as conclusive evidence of the quality, condition and quantity of Products.

3. Price and Payment.

3.1 Purchase Price. All Lids shall be sold to Distributor by the Company at a set price of $10.00 per Lid, FOB San Jose, California (the “Price”). The price of any additional shipping or any drop shipping requested by Distributor shall be in addition to the Price.

3.2 Change of Price. the Company reserves the right to change the prices of its Products in the event the cost for such Products increase by more than sixty percent (60%) from the Company’s costs as of the date of this Agreement. However, the Company shall serve upon Distributor written notice of a price increase at least sixty (60) days before such increased prices take effect, and Distributor agrees to purchase Products at such increased price.

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3.3 Expenses. Distributor shall be liable for and agrees to pay the following expenses to the extent they are associated with Products:

(a) Property taxes;

(b) Storage and warehousing expenses;

(c) Customs clearance, import duties and other fees related to the importation of the Products into the Territory.

(d) Advertising and similar types of marketing expenses initiated by Distributor;

(e) Excise and sales taxes on transactions between the Company and Distributor; and

(f) All costs necessary to comply with the terms of an export license (or other applicable export controls) for each Product, if any.

3.4 Payment by Distributor. Distributor agrees to pay the Company for Products purchased pursuant to this Agreement within thirty (30) days after Products are delivered to Distributor, or its agent. Payment for any Product sent directly to Distributor’s customers via drop shipping shall be made in full to the Company prior to shipment of such Product, including the cost of such drop shipping.

4. Territory.

4.1 Territory. Distributor shall have the exclusive right to sell the Products worldwide, excluding the United States and its territories, hereinafter the “Territory.”

4.2 Minimum Amounts. Distributor shall use its best efforts, endeavors and facilities to introduce and promote the sale of Products internationally, outside of the United States. To this end, Distributor must maintain a sales level of 5,000 units per year, commencing on January 1, 2020. Failure to maintain such a sales level shall give the Company the right to cancel this Agreement.

5. Orders.

5.1 Accepting and Filling Orders. All orders received by the Company from Distributor for Products are subject to acceptance by the Company.

Distributor expressly releases the Company from liability for any loss or damage arising from the failure of the Company to fill any order of Distributor. If the Company shall fail for reasons beyond its control to make shipments of any orders, such orders shall not be subject to immediate cancellation but shall be satisfied by shipment upon 30 days from the date called for. Any portions of such orders remaining unshipped after such 30 days may be cancelled upon written notice to the Company if received by the Company before shipment.

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5.2 Advance Shipment. the Company shall have the right to make shipments in advance of Distributor’s requirements, but for such shipments Distributor shall have the right to make payments in the month called for in its orders.

5.3 Drop Shipping. Distributor may request that the Company fulfill its customer’s orders via drop shipping and the Company will fulfill such requests within 30 days, subject to Distributor’s prepayment for such Product pursuant to Section 3.3.

6. Maintaining and Inspecting Records.

6.1 Maintaining, Inspecting and Furnishing Records. In order that the Company may have a complete record of the quantity and type of Products sold or in inventory, Distributor agrees to furnish monthly, or at such intervals as agreed upon by the Company and Distributor, a report of all Distributor’s sales of Products.

Distributor also agrees to keep accurate records of all contracts and accounts covered by this Agreement, and to permit examination of such contracts and accounts by the Company or its agents at any time during Distributor’s business hours. The right of the Company to examine such accounts and contracts shall cease one year after termination of this Agreement.

6.2 Secrecy. Distributor agrees that it shall keep secret and shall not divulge to any person, firm or corporation other than the Company any information acquired by it directly or indirectly in the course of business which is or may be in any way prejudicial to the interests of the Company. This article shall survive the duration of this Agreement, and shall not be affected by the termination of this Agreement.

7. Returns, Claims and Disputes.

7.1 Return of Products for Repair or Credit. Distributor agrees that it will follow and be governed by any rules and regulations of the Company then in force when returning any Products for repair or credit, and that settlement made thereunder shall be final.

7.2 Notice of Claims. If Distributor shall have reason to believe it has any claim against the Company in respect to any transaction growing out of this Agreement, it shall in writing notify the Company within 30 days after Distributor knows or has reason to know the basis of any such claim. If Distributor fails to comply with the stipulations of this article, such claims shall be deemed to be waived and absolutely barred. The provisions of this article shall survive the termination of other portions of this Agreement.

7.3 Distributor’s Damages. In the event of a breach of this Agreement by the Company, Distributor’s exclusive remedy and the Company’s limit of liability shall be for Distributor’s actual damages which shall in no event exceed the price specified herein of the Products with respect to which damages occurred. the Company shall in no event be liable to Distributor (i) on account of any such breach unless Distributor shall have demanded arbitration of such breach within one year after the cause of action accrued or (i) for Distributor’s manufacturing costs, injury to good will, or other incidental or consequential damages.

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8. Duration and Termination.

8.1 Duration of Agreement. This Agreement shall begin on the date hereof and continue in force and govern all transactions and relations between the parties hereto until December 31, 2037. By mutual consent of the Company and Distributor, this Agreement may be renewed in the manner and to the extent agreed upon by the parties.

8.2 Termination. The Distributor may cancel or terminate this Agreement at any time with or without cause, provided the Distributor gives provides the Company with written notice at least ninety (90) days prior to the effective date of such termination. The Company may not cancel or terminate the agreement without cause. For the purposes of this Agreement, “cause” shall include a (i) material breach of this agreement, including a failure under Section 4.2; (ii) failure to comply with any state or federal law or regulation and such violation is not corrected within Sixty (60) calendar days after notice of such violation by the applicable state or federal regulator, or the other party; (iii) the voluntary petition under any bankruptcy, reorganization, or insolvency law of any jurisdiction; and (iv) the failure of Distributor to pay for Product within 90 days after written demand from the Company.

8.3 Company’s Right to Repurchase When Agreement Terminates or Expires. In case of the termination or expiration of this Agreement, the Company may at its option repurchase from Distributor within a reasonable time after such termination or expiration, any or all of the Products on hand in Distributor’s place of business or in the possession of Distributor, at the net price paid by or due from Distributor to the Company. Upon demand and tender by the Company of the repurchase price, Distributor shall be obligated to and hereby agrees to deliver such Products to the Company at Distributor’s expense. the Company, however, reserves the right to reject any products not in first class condition.

Any Products sold by Distributor previous to the termination or expiration of this Agreement, but not yet delivered or installed, may be delivered or installed by the Company, and all expenses thereof may be charged to Distributor’s account and deducted at the time of final settlement.

8.4 Subrogation of the Company to Distributor’s Rights Against Third Parties. In case of the termination or expiration of this Agreement, the Company shall thereupon at its option immediately be surrogated to any or all the agreements, rights and relations of Distributor with or against dealers, salespersons, representatives, purchasers and other third persons with regard to the sale of Products, and all agreements between Distributor and such third persons shall contain a clause to make this provision effective in favor of the Company.

9. Miscellaneous Terms.

9.1 Sales Form. For each sale by the Company to Distributor of Products, Distributor agrees to accept and be bound by the terms of the sale contract form which is then used by the Company. In case of conflict between this Agreement and said form, Distributor and the Company agree that the terms of this Agreement shall prevail.

9.2 Agreement Non-Assignable; Binding Effect. No party shall assign any of its rights or obligations under this Agreement, whether by operation of law or otherwise, without obtaining the prior consent of the other parties to this Agreement. Subject to the foregoing, all of the provisions of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties to this Agreement and their respective heirs, legal representatives, successors and assigns.

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9.3 Amendment; Waiver. This Agreement may be amended, modified or superseded only by a written instrument signed by all of the parties to this Agreement. No party shall be deemed to have waived compliance by another party of any provision of this Agreement unless such waiver is contained in a written instrument signed by the waiving party and no waiver that may be given by a party will be applicable except in the specific instance for which it is given. The failure of any party to enforce at any time any of the provisions of this Agreement or to exercise any right or option contained in this Agreement or to require at any time performance of any of the provisions of this Agreement by any of the other parties shall not be construed to be a waiver of such provisions and shall not affect the validity of this Agreement or any of its provisions or the right of such party thereafter to enforce each provision of this Agreement. No course of dealing shall operate as a waiver or modification of any provision of this Agreement or otherwise prejudice such party’s rights, powers and remedies.

9.4 Arbitration. If any dispute shall arise between the parties hereto as to their rights or liabilities under this Agreement, the dispute shall be exclusively determined, and the dispute shall be settled, by arbitration in accordance with the American Arbitration Association (“AAA”) Commercial Arbitration Rules then in effect. The arbitration shall be conducted by one arbitrator, who shall be appointed by AAA from a panel of at least 10 qualified arbitrators. Each party shall have the right to strike three names from the panel proposed by the AAA. The arbitrators are not empowered to award any damages, including punitive damages, in excess of compensatory damages and each party hereto hereby irrevocably waives the right to receive any damages in excess of compensatory damages. The parties to the arbitration shall furnish each other with the originals or true copies of all books, records and other documents in their possession which may be requested by the other party. No additional discovery shall be permitted. Any decision or award of the arbitrator shall be final and binding upon the parties. Judgment on the award rendered may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award or any order of enforcement, as the case may be. The arbitrator may grant injunctive relief, including temporary, preliminary, permanent and mandatory injunctive relief. The arbitrator is empowered to apportion the costs and expenses of arbitration, including costs of investigation and reasonable attorneys’ fees, among the parties in such manner as the arbitrator shall deem reasonable. In the conduct of the arbitration:

(a) Summaries of any expert testimony, along with copies of all documents to be submitted as exhibits, shall be exchanged at least 10 days before the arbitration under procedures set up by the arbitrator.

(b) Each party’s presentation at the arbitration hearing shall be limited to a maximum of five hours, and the hearing shall be completed within a maximum of five days.

(c) The arbitration decision shall be rendered no later than 30 days after the final day of the hearing.

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(d) The arbitration shall be held in Las Vegas, Nevada and governed by the laws of the State of Nevada and the United States Arbitration Act, 9 U.S.C. §§ 1–16.

9.5 Confidentiality of Agreement. Unless otherwise required by law, no party shall disclose the terms of this Agreement to any person other than a party’s counsel and its other representatives or such other third parties with whom it must communicate to consummate the transactions described in this Agreement.

9.6 Confidentiality of Certain Information.

(a) The parties and their respective agents and employees shall hold and keep confidential all information which is proprietary in nature and non-public or confidential, in whole or in part (“Confidential Information”) which any of them may receive from any other party concerning such other party. Failure to mark any of the Confidential Information as non-public, proprietary or confidential shall not affect its status as Confidential Information under the terms of this Agreement. Confidential Information shall not include any information in the possession of the receiving party (a) that is developed by such party without reference to and independent of any Confidential Information, (b) is learned from a third party not under any duty of confidence to the disclosing party, or (c) becomes part of the public domain through no fault of the receiving party.

(b) None of the parties nor their respective agents or employees shall, without the prior consent of the disclosing party, disclose or use any such Confidential Information, in whole or in part, except in connection with the performance of the transactions described in this Agreement. Unless otherwise required by law, none of the parties shall disclose any Confidential Information acquired as a result of this Agreement to any person or entity, other than its respective counsel and other representatives, and such other third parties (such as bankers and lessors) with whom it must communicate to consummate the transactions described by this Agreement, all of whom must agree to keep the Confidential Information confidential.

9.7 Consent to Jurisdiction. Each of the parties consents and voluntarily submits to personal jurisdiction in the State of Arizona and in the courts in such state located in Clark County and the United States District Court for the District of Nevada in any proceeding arising out of or relating to this Agreement, and agrees that all claims raised in such proceeding may be heard and determined in such court. Each of the parties further consents and agrees that such party may be served with process in the same manner as a notice may be given under this Agreement.

9.8 Construction and Interpretation of Agreement.

(a) Headings. Section titles or captions in this Agreement are included for purposes of convenience only and shall not be considered a part of this Agreement in construing or interpreting any of its provisions. All references in this Agreement to Sections shall refer to Sections of this Agreement unless the context clearly otherwise requires.

(b) Use of “Including.” When used in this Agreement, the word “including” shall have its normal common meaning and any list of items that may follow such word shall not be deemed to represent a complete list.

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(c) Joint Drafting of Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(d) Number and Gender. Unless the context otherwise requires, when used in this Agreement, the singular shall include the plural, the plural shall include the singular, and all nouns, pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons may require.

(e) No Third Party Beneficiaries. The parties do not intend that this Agreement shall confer on any third party any right, remedy or benefit or that any third party shall have any right to enforce any provision of this Agreement.

9.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Agreement and all of which, when taken together, shall be deemed to constitute one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

9.10 Cumulative Remedies; Specific Performance. No right or remedy conferred upon or reserved to any of the parties under the terms of this Agreement is intended to be, nor shall it be deemed, exclusive of any other right or remedy provided in this Agreement or by law or equity, but each shall be cumulative of every other right or remedy. The parties understand and acknowledge that a party would be damaged irreparably by reason of a failure of another party to perform any obligation under this Agreement. Accordingly, if any party attempts to enforce the provisions of this Agreement by specific performance (including preliminary or permanent injunctive relief), the party against whom such action or proceeding is brought waives the claim or defense that the other party has an adequate remedy at law.

9.11 Consequential Damages Excluded. Notwithstanding anything to the contrary elsewhere in this Agreement or at law, no party shall, in any event, be liable to the other party for any indirect or consequential damages, including without limitation, loss of revenue, cost of capital, loss of business reputation or opportunity and costs arising under or in connection with this Agreement.

9.12 Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties related to its subject matter and supersedes all prior proposals, understandings, agreements, correspondence, arrangements and contemporaneous oral agreements relating to the subject matter of this Agreement. No representation, promise, inducement or statement of intention has been made by any party which has not been embodied in this Agreement. This Agreement may be modified only by a written instrument signed by the parties hereto.

9.13 Expenses. Except as otherwise expressly provided for in this Agreement, each party shall bear its own expenses incurred in connection with the preparation, execution and performance of its obligations under this Agreement, including all fees and expenses of agents, representatives, counsel and accountants.

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9.14 Force Majeure. No party shall be responsible for any loss or damage to any of the other parties if that party is unable to fulfill any part of its obligations (other than the payment of money) under this Agreement, or is prevented or delayed from fulfilling such obligation, due to flood, earthquake or other act of God, war or hostilities, invasion, rebellion, insurrection, riot, strike, lockout, or any other cause beyond the control of the party (“Force Majeure”). If a Force Majeure occurs, the party affected shall notify the other parties immediately. The rights and obligations of a party shall be suspended only for the duration and extent of the Force Majeure and once the Force Majeure ceases to exist, the rights and obligations of the parties shall continue in full force and effect.

9.15 Further Assurances. Each party shall execute and deliver such additional documents or take such additional actions as may be requested by another party to this Agreement if such requested document or action is reasonably necessary to effect the transactions described in this Agreement.

9.16 Governing Law. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Nevada, without giving effect to any conflict of law rule or principle of such state.

9.17 Independent Contractor Relationship. Regarding all matters relating to this Agreement, this Agreement creates an independent contractor relationship among the parties. Nothing contained in this Agreement shall be construed to (a) give any party the power to direct and control the day-to-day activities of the other, (b) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (c) constitute any party, its agents or employees as employees of any other party or grant any of them the power or authority to act for, bind or otherwise create or assume any obligation on behalf of any of the other parties for any purpose whatever.

9.18 Notices. All notices, requests, consents, approvals, waivers, demands and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed delivered to the parties (a) on the date of personal delivery against a written receipt, or (b) on the date sent by confirmed telephonic facsimile transmission, or (c) on the first business day following the date of delivery to a nationally recognized overnight courier service, or (d) or the third business day following the date of deposit in the United States Mail, postage prepaid, by certified mail, in each case addressed as follows, or to such other address, person or entity as any party may designate by notice to the other in accordance herewith:

If to the Company:	G4 Products, LLC
4938 Camden Ave., Suite 121
San Jose, CA 95124

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If to Distributor:	Original Ventures, Inc.
4938 Camden Ave., Suite 121
San Jose, CA 95124

9.19 Severability of Provisions. If a court in any final, unappealable proceeding holds any provision of this Agreement or its application to any person or circumstance invalid, illegal or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it was held to be invalid, illegal or unenforceable, shall not be affected, and shall be valid, legal and enforceable to the fullest extent permitted by law, but only if and to the extent such enforcement would not materially and adversely frustrate the parties’ essential objectives as expressed in this Agreement. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties intend that the court add to this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be valid and enforceable, so as to effect the original intent of the parties to the greatest extent possible.

9.20 Time of Essence. Time is of the essence to the performance of the obligations set forth in this Agreement.

In Witness Whereof, the parties hereto have hereunto set their hands and seals the day and year first above written.

G4 Products, LLC.

By:	/s/ Wade Atteberry
Wade Atteberry, its Manager

Original Ventures, Inc.

By:	/s/ Wade Atteberry
Wade Atteberry, its President

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